LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED AUGUST 6, 2009

TO THE PROSPECTUS DATED FEBRUARY 28, 2009 OF

LEGG MASON PARTNERS

VARIABLE AGGRESSIVE GROWTH PORTFOLIO

Effective immediately, the following text replaces the section of the Prospectus titled “Management – Portfolio managers”:

Portfolio managers

Richard Freeman and Evan Bauman each serve as co-portfolio manager of the fund. Mr. Freeman has served as the fund’s portfolio manager since its inception in 1999.

Richard Freeman, Senior Portfolio Manager and Managing Director of ClearBridge Advisors, LLC (“ClearBridge”), was appointed to those positions in 2005 in connection with the Legg Mason/Citigroup transaction. Previously, Mr. Freeman was a Managing Director of Citigroup Asset Management and served as a Senior Portfolio Manager of Smith Barney Asset Management. He joined the predecessor of Citigroup Global Markets Inc. (“CGM”) in 1983.

Evan Bauman, Portfolio Manager and Managing Director of ClearBridge, joined ClearBridge in 2005 in connection with the Legg Mason/Citigroup transaction. Previously, Mr. Bauman was a director of CGM and served as a Portfolio Manager of Smith Barney Asset Management. He joined CGM’s predecessor in 1996.

The SAI provides information about compensation of the portfolio managers, other accounts they manage, and any fund shares held by the portfolio managers.

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